Exhibit 10.3

CONSENT TO ACT AS DIRECTOR

I, Francisco J. Esteva, do hereby consent to be nominated for election as a director of Viatar CTC Solutions Inc., a Delaware corporation (the “Company”) and agree to serve if elected as a director upon the effectiveness of the Company’s registration statement on Form S-1 filed with the Securities and Exchange Commission on October 27, 2014 (the “Registration Statement”). Further, I consent to being named as a director nominee in the Registration Statement.

DATED: October 20, 2014

/s/ Francisco J. Esteva
Francisco J. Esteva